UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2016

Item 1. Reports to Stockholders.

Annual Report 5/31/2016

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# Oppenheimer Emerging Markets Local Debt Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Government Bond Index - Emerging Markets Global Diversified

1-Year	-1.29%	-5.98%	-4.86%

5-Year	-2.05	-3.00	-3.26

Since Inception (6/30/10)	0.29	-0.53	0.16

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -1.29% during the reporting period. On a relative basis, the Fund outperformed the J.P. Morgan Government Bond Index— Emerging Markets Global Diversified (the “Index”), which returned -4.86%. The Fund’s negative absolute return was the result of declines over the first half of the reporting period. However, the Fund performed positively over the second half as the environment shifted and emerging market debt outperformed developed markets. Over the final six months of the reporting period, the Fund’s Class A shares (without sales charge) returned 6.21%, outperforming the Index’s return of 5.28% during that same timeframe.

MARKET OVERVIEW

Numerous concerns resulted in market volatility during the reporting period, including the impact of slowing Chinese growth on commodities prices and the global economy, the strength of the U.S. dollar, along with the timing and impact of U.S. interest rate hikes. After several years of strong returns across risk assets, these factors led to market volatility. Few asset classes were spared with most falling into correction territory relative to first-half of 2015 records, and emerging markets were hit particularly hard. Slightly above average valuations in most major risk asset classes at their 2015 peaks left them

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

incrementally more vulnerable to profit taking as negative macro catalysts emerged. In December 2015, the Fed finally raised rates to 0.25%.

2016 began with emerging market debt, and most notably, local debt, outperforming developed markets due to the supporting technical position after a long period of risk aversion, including favorable supply and demand dynamics, issuance, etc., and because valuations appeared depressed in some emerging market assets. This outperformance was also helped by lower yield in core developed markets as well as the rebound in commodity prices. An improvement in global risk sentiment, as well as U.S. dollar weakness provided additional strength to the rally in emerging markets local debt. Towards the end of the reporting period, momentum in these various factors began to abate, as the markets began to prepare for a U.S. rate hike.

FUND REVIEW

During the reporting period, the Fund’s outperformance was driven largely by positioning in South Africa, an overweight position in Brazil, and its lack of exposure to Malaysia. Although the Fund had exposure to South Africa and Russia, it had significant underweight exposure relative to the Index. During the first half of the reporting period, the decline in the commodity market had a meaningful impact on commodity exporting geographies, including South Africa. Labor unrest in South Africa also had a negative impact on the South African rand. Ongoing geopolitical concerns in Russia, including weak oil prices, hurt the ruble this reporting period. In addition to the underweight positions in South Africa and Russia, not having exposure to Malaysia benefited the Fund’s performance relative to the Index this reporting period. Malaysia is an exporter of oil. As a result, the Malaysian ringgit was under pressure due to falling oil prices. In addition, Malaysia has been negatively impacted by slowing growth in China. During the second half of the reporting period, a firmer backdrop for oil and commodities helped to alleviate some of these metrics.

The most significant detractor from the Fund’s performance was its underweight positioning in both Turkish interest rates and the currency (Turkish lira) relative to the Index. Despite many political and central bank concerns, both rates and FX have performed well.

STRATEGY & OUTLOOK

Emerging market countries have become highly differentiated. These divergences continue to present opportunities in specific names and situations for global fixed income investors. Overall, we believe few emerging market countries face structural problems.

4        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

As the U.S. interest rate cycle plays out, we will continuously examine whether or not emerging market policymakers are taking necessary steps to contain possible volatility either through higher yields or through strong structural stories.

Hemant Baijal
Portfolio Manager

5        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS
Brazil	19.5%
Mexico	14.1
Indonesia	10.5
South Africa	9.4
Russia	8.8
Turkey	7.0
Colombia	6.7
Poland	4.5
Hungary	4.3
Romania	3.1

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2016, and are based on total market value of investments.

PORTFOLIO ALLOCATION

Foreign Government Obligations	70.5%
Non-Convertible Corporate Bonds and Notes	25.7
Short-Term Notes	2.2
Investment Company
Oppenheimer Institutional Money Market Fund	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	2.8%
AA	0.1
A	19.1
BBB	42.7
BB	25.7
B	2.7
C	0.0*
Unrated	6.9
Total	100.0%

*Represents	a value less than 0.05%.

The percentages above are based on the market value of the Fund’s securities as of May 31, 2016, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Share Class Performance

AVERAGE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/16

	Inception Date	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	-1.29%	-2.05%	0.29%
Class C (OEMCX)	6/30/10	-2.03	-2.78	-0.46
Class I (OEMIX)	9/28/12	-0.91	N/A	-3.99
Class R (OEMNX)	6/30/10	-1.54	-2.29	0.05
Class Y (OEMYX)	6/30/10	-0.87	-1.75	0.59

AVERAGE TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/16
	Inception Date	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	-5.98%	-3.00%	-0.53%
Class C (OEMCX)	6/30/10	-2.95	-2.78	-0.46
Class I (OEMIX)	9/28/12	-0.91	N/A	-3.99
Class R (OEMNX)	6/30/10	-1.54	-2.29	0.05
Class Y (OEMYX)	6/30/10	-0.87	-1.75	0.59

STANDARDIZED YIELDS

For the 30 Days Ended 5/31/16

Class A	5.27%

Class C	4.76

Class I	5.95

Class R	5.29

Class Y	5.86

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 5/31/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class R, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

7        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

The Fund’s performance is compared to the performance of the J.P. Morgan Government Bond Index - Emerging Markets Global Diversified, a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Actual	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During 6 Months Ended May 31, 2016

Class A	$1,000.00	$1,062.10	$6.46

Class C	1,000.00	1,058.10	10.34

Class I	1,000.00	1,064.20	4.40

Class R	1,000.00	1,060.80	7.76

Class Y	1,000.00	1,063.60	4.91

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.75	6.33

Class C	1,000.00	1,015.00	10.13

Class I	1,000.00	1,020.75	4.30

Class R	1,000.00	1,017.50	7.59

Class Y	1,000.00	1,020.25	4.81

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	2.00
Class I	0.85
Class R	1.50
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS May 31, 2016

		Principal Amount	Value

Foreign Government Obligations—68.7%

Brazil—15.0%
Federative Republic of Brazil Nota Do Tesouro Nacional Sr.
Unsec. Nts., 9.762%, 1/1/17	BRL	14,600,000	$3,960,771

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/21	BRL	3,030,000	763,468
10.00%, 1/1/19	BRL	8,200,000	2,233,994
10.00%, 1/1/23	BRL	6,200,000	1,509,883
10.00%, 1/1/27	BRL	4,180,000	1,014,690

			9,482,806

Chile—0.1%
Republic of Chile Sr. Unsec. Bonds, 5.50%, 8/5/20	CLP	30,000,000	45,701

Colombia—5.4%
Republic of Colombia Sr. Unsec. Bonds:
Series B, 7.00%, 5/4/22	COP	1,880,000,000	589,562
Series B, 7.50%, 8/26/26	COP	1,170,000,000	363,994
Series B, 7.75%, 9/18/30	COP	900,000,000	279,034
Series B, 10.00%, 7/24/24	COP	2,221,000,000	808,022

Republic of Colombia Sr. Unsec. Nts., Series B, 7%, 9/11/19	COP	4,285,000,000	1,374,726

			3,415,338

Hungary—4.2%
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	110,000,000	477,448
Series 25/B, 5.50%, 6/24/25	HUF	233,000,000	970,575

Hungary Unsec. Nts., Series 18/A, 5.50%, 12/20/18	HUF	308,000,000	1,198,709

			2,646,732

Indonesia—10.3%
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	42,260,000,000	3,194,018
Series FR56, 8.375%, 9/15/26	IDR	22,370,000,000	1,697,498
Series FR72, 8.25%, 5/15/36	IDR	20,830,000,000	1,569,603

			6,461,119

Malaysia—1.9%
Malaysia Sr. Unsec. Nts., Series 0315, 3.659%, 10/15/20	MYR	5,000,000	1,220,690

Mexico—6.5%
United Mexican States Sr. Unsec. Bonds, Series M20, 10%, 12/5/24	MXN	18,800,000	1,291,904

United Mexican States Sr. Unsec. Nts., Series M10, 7.25%, 12/15/16	MXN	18,000,000	990,696

United Mexican States Unsec. Bonds:
Series M, 8.00%, 12/7/23	MXN	3,580,000	218,099
Series M20, 8.50%, 5/31/29	MXN	16,030,000	1,022,797
Series M30, 8.50%, 11/18/38	MXN	5,540,000	357,442
Series M30, 10.00%, 11/20/36	MXN	2,600,000	190,807

			4,071,745

11        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Peru—0.5%
Republic of Peru Sr. Unsec. Bonds:
6.95%, 8/12/31[1]	PEN	710,000	$215,737
8.20%, 8/12/26[1]	PEN	300,000	101,509

			317,246

Poland—4.4%
Republic of Poland Unsec. Bonds, Series 0726, 2.50%, 7/25/26	PLN	2,120,000	510,832

Republic of Poland Unsec. Nts., Series 0721, 1.75%, 7/25/21	PLN	9,150,000	2,249,003

			2,759,835

Romania—3.1%
Romania Unsec. Bonds, 5.95%, 6/11/21	RON	2,670,000	758,024

Romania Unsec. Nts., 5.90%, 7/26/17	RON	4,500,000	1,176,715

			1,934,739

Russia—4.8%
Agency for Housing Mortgage Lending OJSC Via AHML
Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	6,700,000	97,076

Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21	RUB	4,600,000	65,380
Series 6206, 7.40%, 6/14/17	RUB	30,400,000	447,942
Series 6209, 7.60%, 7/20/22	RUB	4,000,000	56,367
Series 6210, 6.80%, 12/11/19	RUB	3,000,000	41,998
Series 6212, 7.05%, 1/19/28	RUB	17,000,000	225,680
Series 6215, 7.00%, 8/16/23	RUB	10,500,000	143,144
Series 6216, 6.70%, 5/15/19	RUB	138,000,000	1,949,507

			3,027,094

South Africa—7.7%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	40,250,000	2,349,914

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	4,400,000	260,701
Series 2030, 8.00%, 1/31/30	ZAR	21,000,000	1,163,698
Series R186, 10.50%, 12/21/26	ZAR	16,000,000	1,094,546

			4,868,859

Turkey—4.8%
Republic of Turkey Unsec. Bonds, 10.60%, 2/11/26	TRY	1,320,000	471,508

Republic of Turkey Unsec. Nts.:
6.30%, 2/14/18	TRY	3,910,000	1,269,118
8.20%, 7/13/16	TRY	1,400,000	474,760
8.50%, 7/10/19	TRY	1,100,000	363,767
8.80%, 11/14/18	TRY	1,040,000	349,473
9.00%, 3/8/17	TRY	350,000	118,684

			3,047,310

Total Foreign Government Obligations (Cost $48,455,853)			43,299,214

12        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value

Corporate Bonds and Notes—25.0%

Consumer Discretionary—1.1%

Media—1.1%

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		$100,000	$99,500

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		440,000	462,880

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		140,000	138,425

			700,805

Consumer Staples—2.3%

Beverages—1.3%

AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Nts., 7/24/17	BRL	3,000,000	795,744

Food Products—1.0%

Marfrig Holdings Europe BV, 8% Sr. Unsec. Nts., 6/8/23[1],[2]		200,000	201,000

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]		450,000	456,750

			657,750

Energy—5.8%

Oil, Gas & Consumable Fuels—5.8%

Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[1]		345,000	354,487

Gazprom OAO Via Gaz Capital SA, 7.288% Sr. Unsec. Nts., 8/16/37[1]		355,000	398,132

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1,3]		120,000	18,900

Petrobras Argentina SA, 5.875% Sr. Unsec. Nts., 5/15/17[1]		200,000	202,100

Petrobras Global Finance BV:
3.00% Sr. Unsec. Nts., 1/15/19		195,000	179,693
5.625% Sr. Unsec. Nts., 5/20/43		185,000	123,950
8.375% Sr. Unsec. Nts., 5/23/21		250,000	248,050
8.75% Sr. Unsec. Nts., 5/23/26		250,000	237,875

Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	762,960
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	838,736

YPF SA, 8.50% Sr. Unsec. Nts., 3/23/21[1]		195,000	204,750

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[1]		100,000	82,505

			3,652,138

Financials—4.9%

Capital Markets—0.2%

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	2,300,000	127,040

Commercial Banks—4.7%

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	3,595,000	1,142,713

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		200,000	206,000

Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[1]		315,000	337,050

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		250,000	234,063

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,4]		380,000	389,430

Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[4,5]		225,000	245,633

13        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Commercial Banks (Continued)

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,4]		$310,000	$299,736

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,4]		120,000	119,226

			2,973,851

Industrials—1.1%

Building Products—0.8%

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[1]		470,000	466,475

Construction & Engineering—0.0%

Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	110,000	10,350

Transportation Infrastructure—0.3%

Global Ports Finance plc, 6.872% Unsec. Nts., 1/25/22[1]		200,000	202,000

Materials—3.4%

Construction Materials—1.8%

Cemex SAB de CV:
5.70% Sr. Sec. Nts., 1/11/25[1]		400,000	379,000
7.75% Sr. Sec. Nts., 4/16/26[1]		340,000	358,275

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		410,000	413,280

			1,150,555

Metals & Mining—1.6%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		125,000	118,438

AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22		200,000	195,290

JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		105,000	93,042

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		180,000	183,739

MMC Norilsk Nickel OJSC via MMC Finance Ltd., 6.625% Sr. Unsec. Nts., 10/14/22[1]		400,000	435,800

			1,026,309

Telecommunication Services—5.0%

Diversified Telecommunication Services—0.3%

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[1]		120,000	113,550
8.50% Sub. Perpetual Bonds[1,4,5]		70,000	62,650

			176,200

Wireless Telecommunication Services—4.7%

America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	16,000,000	829,615
7.125% Sr. Unsec. Nts., 12/9/24	MXN	16,000,000	837,504

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		400,000	310,520

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]		490,000	455,088

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[1]	RUB	35,500,000	520,908

			2,953,635

14        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value

Utilities—1.4%

Electric Utilities—1.2%

Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	214,000,000	$65,651

Eskom Holdings SOC Ltd., 10% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	702,360

			768,011

Independent Power and Renewable Electricity Producers—0.2%

AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[1]		100,000	101,125

Total Corporate Bonds and Notes (Cost $17,357,351)			15,761,988

Short-Term Notes—2.2%

Republic of Argentina Central Bank Bonds, 29.109%, 1/18/17[6]	ARS	10,000,000	610,538

United States Treasury Bills, 0.41%, 9/29/16[6,7]		750,000	749,172

Total Short-Term Notes (Cost $1,343,067)			1,359,710

		Shares

Investment Company—1.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[8,9] (Cost $955,161)		955,161	955,161

Total Investments, at Value (Cost $68,111,432)		97.4%	61,376,073

Net Other Assets (Liabilities)		2.6	1,633,857

Net Assets		100.0%	$63,009,930

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $9,967,420 or 15.82% of the Fund’s net assets at period end.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $309,658. See Note 6 of the accompanying Notes.

8. Rate shown is the 7-day yield at period end.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[a]	Gross Additions	Gross Reductions	Shares May 31, 2016

Oppenheimer Institutional Money
Market Fund, Cl. E	185,580	39,347,958	38,578,377	955,161

15        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$955,161	$2,722

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

Brazil	$11,942,217	19.5%
Mexico	8,671,350	14.1
Indonesia	6,461,119	10.5
South Africa	5,766,509	9.4
Russia	5,421,897	8.8
Turkey	4,309,250	7.0
Colombia	4,131,176	6.7
Poland	2,759,835	4.5
Hungary	2,646,732	4.3
Romania	1,934,739	3.1
United States	1,704,333	2.8
Argentina	1,354,439	2.2
Malaysia	1,220,690	2.0
Peru	730,526	1.2
India	600,910	1.0
Barbados	462,880	0.8
Chile	418,188	0.7
Jamaica	310,520	0.5
China	245,633	0.4
Dominican Republic	101,125	0.2
Israel	99,500	0.2
Kazakhstan	82,505	0.1

Total	$61,376,073	100.0%

Forward Currency Exchange Contracts as of May 31, 2016
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2016	HUF	112,000	USD	392	$5,063	$—
BAC	07/2016	IDR	21,089,000	USD	1,590	—	51,410
BAC	06/2016	INR	52,000	USD	776	—	5,230
BAC	12/2016	MYR	4,635	USD	1,184	—	65,752
BAC	06/2016	PHP	10,000	USD	208	5,470	—
BAC	06/2016	USD	252	HUF	71,000	—	375
BAC	07/2016	USD	2,401	IDR	32,720,000	47,215	33,532
BAC	07/2016	USD	1,271	ILS	4,850	10,961	—
BAC	12/2016	USD	1,010	MYR	4,080	24,954	—
BAC	07/2016	USD	458	PLN	1,750	14,998	—
BAC	07/2016	USD	967	RUB	65,700	—	2,382
BNP	06/2016	BRL	1,120	USD	318	—	7,763
BNP	06/2016	COP	538,000	USD	174	—	967
BNP	06/2016	MXN	20,400	USD	1,143	—	38,275

16        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BNP	06/2016	PEN	520	USD	159	$—	$5,047
BNP	06/2016	USD	312	BRL	1,120	1,595	—
BNP	06/2016	USD	292	PEN	980	2,777	882
BOA	12/2016	MYR	5,470	USD	1,341	—	20,313
BOA	06/2016	PHP	3,000	USD	64	—	214
BOA	12/2016	THB	145,000	USD	4,071	—	22,007
BOA	06/2016	TRY	530	USD	177	2,360	—
BOA	07/2016	USD	423	IDR	6,880,000	—	79,286
BOA	06/2016	USD	2,379	MXN	41,000	158,385	—
BOA	07/2016	USD	494	TRY	1,420	18,785	—
BOA	08/2016	USD	640	ZAR	10,380	—	9,775
BOA	06/2016	ZAR	10,380	USD	650	10,133	—
CITNA-B	06/2016	INR	80,000	USD	1,180	5,685	—
CITNA-B	06/2016	MXN	33,500	USD	1,914	—	99,249
CITNA-B	06/2016	PEN	1,430	USD	419	3,581	—
CITNA-B	07/2016	PLN	12,180	USD	3,238	—	152,465
CITNA-B	06/2016	TRY	8,530	USD	2,874	39,044	23,211
CITNA-B	06/2016	USD	745	MXN	13,600	8,350	—
CITNA-B	07/2016	USD	2,134	TRY	6,500	—	39,275
CITNA-B	06/2016	ZAR	20,470	USD	1,423	—	120,975
DEU	06/2016	HUF	82,000	USD	287	4,365	—
GSCO-OT	06/2016	BRL	12,050	USD	3,352	—	17,160
GSCO-OT	06/2016	USD	3,389	BRL	12,050	53,967	—
GSCO-OT	06/2016	USD	439	HUF	123,000	2,271	—
GSCO-OT	07/2016	USD	2,602	PLN	10,100	43,675	—
HSBC	06/2016	INR	44,000	USD	658	—	5,515
JPM	07/2016	IDR	13,758,000	USD	1,028	—	24,321
JPM	06/2016	INR	109,000	USD	1,614	936	—
JPM	12/2016	MYR	17,640	USD	4,281	—	22,926
JPM	07/2016	PLN	10,550	USD	2,748	—	75,315
JPM	07/2016	RUB	77,800	USD	1,161	981	13,614
JPM	06/2016	USD	1,159	INR	78,000	3,417	—
JPM	06/2016	USD	1,416	MXN	24,800	72,984	—
JPM	12/2016	USD	1,224	MYR	5,110	—	9,310
JPM	07/2016	USD	565	PLN	2,220	2,847	—
JPM	08/2016	USD	377	RON	1,515	3,848	—
JPM	06/2016	USD	3,038	TRY	9,060	29,513	60,752
JPM	06/2016	USD	2,128	ZAR	30,850	165,316	—
MSCO	06/2016	BRL	2,610	USD	742	—	19,986
MSCO	06/2016	MXN	25,500	USD	1,371	10,220	—
MSCO	06/2016	USD	726	BRL	2,610	3,717	—
MSCO	11/2016	USD	1,348	MXN	25,500	—	9,517
TDB	06/2016	BRL	8,320	USD	2,337	—	34,337
TDB	06/2016 - 01/2017	USD	5,751	BRL	21,490	47,156	143,179

Total Unrealized Appreciation and Depreciation						$804,569	$1,214,317

17        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

Over-the-Counter Options Written at May 31, 2016
		Exercise	Expiration			Premiums
Description	Counterparty	Price	Date	Number of Contracts		Received	Value

MYR Currency Put	GSG MYR	3.987	8/4/16	MYR	(2,040,000)	$12,075	$(23,103)

MYR Currency Put	JPM MYR	4.026	8/4/16	MYR	(4,030,000)	24,274	(38,402)

MYR Currency Call	JPM MYR	4.026	8/4/16	MYR	(4,030,000)	24,274	(9,728)

TRY Currency Put	BAC TRY	2.888	6/30/16	TRY	(7,220,000)	59,700	(75,940)

Total Over-the-Counter Options Written						$120,323	$(147,173)

Centrally Cleared Interest Rate Swaps at May 31, 2016
	Pay/Receive
	Floating	Floating	Fixed	Maturity	Notional Amount
Counterparty	Rate	Rate	Rate	Date		(000’s)	Value

		Three-Month PLN
DEU	Pay	WIBOR WIBO	1.940%	5/13/17	PLN	38,000	$30,374

		Three-Month USD
GSG	Receive	BBA LIBOR	1.738	4/26/26	USD	2,000	(11,461)

		Three-Month USD
GSG	Receive	BBA LIBOR	2.396	10/29/24	USD	440	(28,633)

		Three-Month USD
JPM	Receive	BBA LIBOR	2.399	10/29/24	USD	410	(26,780)

Total Centrally Cleared Interest Rate Swaps							$(36,500)

Over-the-Counter Interest Rate Swaps at May 31, 2016
	Pay/Receive
	Floating	Floating	Fixed	Maturity	Notional Amount
Counterparty	Rate	Rate	Rate	Date		(000’s)	Value

		MXN TIIE
GSG	Pay	BANXICO	5.985%	2/5/25	MXN	13,500	$(9,996)

		Three-Month MYR
GSG	Pay	KLIBOR	4.315	10/8/24	MYR	3,500	19,010

		Three-Month MYR
JPM	Pay	KLIBOR	3.660	2/2/18	MYR	10,800	389

		Three-Month COP
JPM	Pay	IBR OIS	7.300	6/1/26	COP	1,037,500	8,827

		Three-Month MYR
JPM	Pay	KLIBOR	4.010	3/6/25	MYR	2,900	(768)

		Three-Month COP
JPM	Pay	IBR OIS	6.090	10/29/24	COP	1,030,000	(15,655)

		Three-Month COP
MOS-A	Pay	IBR OIS	6.090	10/29/24	COP	1,060,000	(16,111)

Total Over-the-Counter Interest Rate Swaps							$(14,304)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)

18        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Counterparty Abbreviations (Continued)

HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
OIS	Overnight Index Swap
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

19        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $67,156,271)	$60,420,912
Affiliated companies (cost $955,161)	955,161

61,376,073

Cash	485,918

Cash used for collateral on OTC derivatives	65,000

Cash used for collateral on centrally cleared swaps	237,027

Unrealized appreciation on forward currency exchange contracts	804,569

Swaps, at value	28,226

Centrally cleared swaps, at value	30,374

Receivables and other assets:
Interest and dividends	1,610,500
Investments sold	304,031
Shares of beneficial interest sold	56,598
Other	13,599

Total assets	65,011,915

Liabilities
Bank overdraft-foreign	3,229

Unrealized depreciation on forward currency exchange contracts	1,214,317

Options written, at value (premiums received $120,323)	147,173

Swaps, at value	42,530

Centrally cleared swaps, at value	66,874

Payables and other liabilities:
Investments purchased (including $197,380 purchased on a when-issued or delayed delivery basis)	199,359
Shares of beneficial interest redeemed	129,339
Dividends	113,490
Distribution and service plan fees	12,327
Shareholder communications	11,117
Trustees’ compensation	6,437
Other	55,793

Total liabilities	2,001,985

Net Assets	$63,009,930

Composition of Net Assets
Par value of shares of beneficial interest	$8,791

Additional paid-in capital	81,050,410

Accumulated net investment loss	(3,196,842)

Accumulated net realized loss on investments and foreign currency transactions	(7,604,486)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(7,247,943)

Net Assets	$63,009,930

20        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $47,515,098 and
6,629,617 shares of beneficial interest outstanding)	$7.17
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.53

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,182,836 and 1,141,283 shares of beneficial interest outstanding)	$7.17

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,325,498 and 324,680 shares of beneficial interest outstanding)	$7.16

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,549,716 and 216,259 shares of beneficial interest outstanding)	$7.17

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$3,436,782 and 479,571 shares of beneficial interest outstanding)	$7.17

See accompanying Notes to Financial Statements.

21        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2016

Investment Income
Interest (net of foreign withholding taxes of $71,798)	$3,986,910

Dividends - affiliated companies	2,722

Total investment income	3,989,632

Expenses
Management fees	349,838

Distribution and service plan fees:
Class A	55,641
Class C	84,604
Class R	5,962

Transfer and shareholder servicing agent fees:
Class A	69,209
Class C	18,651
Class I	668
Class R	2,670
Class Y	7,190

Shareholder communications:
Class A	13,062
Class C	7,380
Class I	35
Class R	953
Class Y	1,461

Legal, auditing and other professional fees	69,366

Custodian fees and expenses	58,911

Trustees’ compensation	10,503

Borrowing fees	658

Other	12,956

Total expenses	769,718
Less reduction to custodian expenses	(196)
Less waivers and reimbursements of expenses	(137,898)

Net expenses	631,624

Net Investment Income	3,358,008

22        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $15,946)	$(15,606)
Foreign currency transactions	(3,498,383)
Swap contracts	7,831

Net realized loss	(3,506,158)

Net change in unrealized appreciation/depreciation on:
Investments	(824,006)
Translation of assets and liabilities denominated in foreign currencies	(805,815)
Option contracts written	(26,850)
Swap contracts	47,520

Net change in unrealized appreciation/depreciation	(1,609,151)

Net Decrease in Net Assets Resulting from Operations	$(1,757,301)

See accompanying Notes to Financial Statements.

23        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2016	May 29, 2015[1]

Operations
Net investment income	$ 3,358,008	$ 2,741,944

Net realized loss	(3,506,158)	(4,518,558)

Net change in unrealized appreciation/depreciation	(1,609,151)	(5,847,522)
Net decrease in net assets resulting from operations	(1,757,301)	(7,624,136)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(1,940,515)
Class C	—	(547,299)
Class I	—	(68,935)
Class R2	—	(77,689)
Class Y	—	(411,133)
	—	(3,045,571)

Tax return of capital distribution:
Class A	(2,304,394)	(28,005)
Class C	(537,383)	(7,898)
Class I	(167,666)	(995)
Class R2	(84,658)	(1,121)
Class Y	(243,033)	(5,933)
	(3,337,134)	(43,952)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	18,525,662	(6,520,157)
Class C	(1,244,803)	(2,670,580)
Class I	176,123	2,579,812
Class R2	305,204	(297,569)
Class Y	(345,351)	(5,026,847)

	17,416,835	(11,935,341)

Net Assets
Total increase (decrease)	12,322,400	(22,649,000)

Beginning of period	50,687,530	73,336,530

End of period (including accumulated net investment loss of $3,196,842 and $3,418,016, respectively)	$ 63,009,930	$ 50,687,530

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.80	$9.27	$10.35	$9.73	$10.73

Income (loss) from investment operations:
Net investment income[2]	0.53	0.39	0.48	0.53	0.56
Net realized and unrealized gain (loss)	(0.65)	(1.43)	(0.93)	0.62	(0.94)

Total from investment operations	(0.12)	(1.04)	(0.45)	1.15	(0.38)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.42)	(0.13)	(0.53)	(0.41)
Distributions from net realized gain	0.00	0.00	(0.15)	0.00	0.00
Tax return of capital distribution	(0.51)	(0.01)	(0.35)	0.00	(0.21)

Total dividends and/or distributions to shareholders	(0.51)	(0.43)	(0.63)	(0.53)	(0.62)

Net asset value, end of period	$7.17	$7.80	$9.27	$10.35	$9.73

Total Return, at Net Asset Value[3]	(1.29)%	(11.49)%	(4.20)%	11.84%	(3.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,515	$32,520	$45,660	$64,789	$51,319

Average net assets (in thousands)	$31,493	$38,815	$50,865	$62,849	$48,137

Ratios to average net assets:[4]
Net investment income	7.37%	4.51%	5.08%	4.96%	5.49%
Expenses excluding specific expenses listed below	1.51%	1.46%	1.41%	1.30%	1.26%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.51%	1.46%	1.41%	1.30%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.23%

Portfolio turnover rate	108%	107%	251%	130%	93%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.51%
Year Ended May 29, 2015	1.47%
Year Ended May 30, 2014	1.41%
Year Ended May 31, 2013	1.30%
Year Ended May 31, 2012	1.26%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.80	$9.27	$10.35	$9.73	$10.73

Income (loss) from investment operations:
Net investment income[2]	0.46	0.32	0.41	0.44	0.48
Net realized and unrealized gain (loss)	(0.63)	(1.42)	(0.94)	0.63	(0.94)

Total from investment operations	(0.17)	(1.10)	(0.53)	1.07	(0.46)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.36)	(0.11)	(0.45)	(0.36)
Distributions from net realized gain	0.00	0.00	(0.15)	0.00	0.00
Tax return of capital distribution	(0.46)	(0.01)	(0.29)	0.00	(0.18)

Total dividends and/or distributions to shareholders	(0.46)	(0.37)	(0.55)	(0.45)	(0.54)

Net asset value, end of period	$7.17	$7.80	$9.27	$10.35	$9.73

Total Return, at Net Asset Value[3]	(2.03)%	(12.15)%	(4.92)%	11.00%	(4.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,183	$10,267	$15,128	$26,066	$12,070

Average net assets (in thousands)	$8,468	$12,919	$18,262	$19,486	$9,819

Ratios to average net assets:[4]
Net investment income	6.38%	3.74%	4.32%	4.16%	4.73%
Expenses excluding specific expenses listed below	2.38%	2.31%	2.29%	2.26%	2.36%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	2.38%	2.31%	2.29%	2.26%	2.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	2.00%	2.00%

Portfolio turnover rate	108%	107%	251%	130%	93%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	2.38%
Year Ended May 29, 2015	2.32%
Year Ended May 30, 2014	2.29%
Year Ended May 31, 2013	2.26%
Year Ended May 31, 2012	2.36%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class I	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Period Ended May 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$7.79	$9.26	$10.34	$10.53

Income (loss) from investment operations:
Net investment income[3]	0.54	0.32	0.52	0.37
Net realized and unrealized loss	(0.63)	(1.32)	(0.94)	(0.19)

Total from investment operations	(0.09)	(1.00)	(0.42)	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.46)	(0.14)	(0.37)
Distributions from net realized gain	0.00	0.00	(0.15)	0.00
Tax return of capital distribution	(0.54)	(0.01)	(0.37)	0.00

Total dividends and/or distributions to shareholders	(0.54)	(0.47)	(0.66)	(0.37)

Net asset value, end of period	$7.16	$7.79	$9.26	$10.34

Total Return, at Net Asset Value[4]	(0.91)%	(11.15)%	(3.83)%	1.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,325	$2,339	$34	$10

Average net assets (in thousands)	$2,226	$1,212	$19	$10

Ratios to average net assets:[5]
Net investment income	7.57%	4.02%	5.63%	5.20%
Expenses excluding specific expenses listed below	1.11%	1.08%	1.02%	0.95%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.11%	1.08%	1.02%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.84%	0.85%	0.85%

Portfolio turnover rate	108%	107%	251%	130%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from September 28, 2012 (inception of offering) to May 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.11%
Year Ended May 29, 2015	1.09%
Year Ended May 30, 2014	1.02%
Period Ended May 31, 2013	0.95%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.80	$9.27	$10.35	$9.73	$10.73

Income (loss) from investment operations:
Net investment income[2]	0.51	0.36	0.46	0.50	0.53
Net realized and unrealized gain (loss)	(0.65)	(1.42)	(0.94)	0.62	(0.94)

Total from investment operations	(0.14)	(1.06)	(0.48)	1.12	(0.41)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.40)	(0.12)	(0.50)	(0.39)
Distributions from net realized gain	0.00	0.00	(0.15)	0.00	0.00
Tax return of capital distribution	(0.49)	(0.01)	(0.33)	0.00	(0.20)

Total dividends and/or distributions to shareholders	(0.49)	(0.41)	(0.60)	(0.50)	(0.59)

Net asset value, end of period	$7.17	$7.80	$9.27	$10.35	$9.73

Total Return, at Net Asset Value[3]	(1.54)%	(11.71)%	(4.45)%	11.57%	(3.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,550	$1,377	$1,957	$3,014	$1,452

Average net assets (in thousands)	$1,214	$1,658	$2,189	$2,210	$1,154

Ratios to average net assets:[4]
Net investment income	7.01%	4.22%	4.82%	4.69%	5.23%
Expenses excluding specific expenses listed below	1.87%	1.80%	1.79%	1.72%	1.69%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.87%	1.80%	1.79%	1.72%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.50%	1.50%

Portfolio turnover rate	108%	107%	251%	130%	93%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.87%
Year Ended May 29, 2015	1.81%
Year Ended May 30, 2014	1.79%
Year Ended May 31, 2013	1.72%
Year Ended May 31, 2012	1.69%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Class Y	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.79	$9.26	$10.34	$9.73	$10.73

Income (loss) from investment operations:
Net investment income[2]	0.54	0.43	0.51	0.55	0.59
Net realized and unrealized gain (loss)	(0.63)	(1.44)	(0.94)	0.62	(0.94)

Total from investment operations	(0.09)	(1.01)	(0.43)	1.17	(0.35)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.45)	(0.13)	(0.56)	(0.43)
Distributions from net realized gain	0.00	0.00	(0.15)	0.00	0.00
Tax return of capital distribution	(0.53)	(0.01)	(0.37)	0.00	(0.22)

Total dividends and/or distributions to shareholders	(0.53)	(0.46)	(0.65)	(0.56)	(0.65)

Net asset value, end of period	$7.17	$7.79	$9.26	$10.34	$9.73

Total Return, at Net Asset Value[3]	(0.87)%	(11.24)%	(3.91)%	12.07%	(3.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,437	$4,185	$10,558	$15,518	$7,502

Average net assets (in thousands)	$3,265	$7,931	$10,338	$11,863	$5,855

Ratios to average net assets:[4]
Net investment income	7.48%	4.93%	5.43%	5.20%	5.74%
Expenses excluding specific expenses listed below	1.35%	1.27%	1.22%	1.17%	1.23%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.35%	1.27%	1.22%	1.17%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate	108%	107%	251%	130%	93%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2016	1.35%
Year Ended May 29, 2015	1.28%
Year Ended May 30, 2014	1.22%
Year Ended May 31, 2013	1.17%
Year Ended May 31, 2012	1.23%

See accompanying Notes to Financial Statements.

29        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2016

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be

30        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest

31        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$10,835,883	$7,206,951

1. At period end, the Fund had $7,482,886 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$7,482,886

2. The Fund had $3,352,997 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

32        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$3,634,766	$200,300	$3,434,466

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2016	Year Ended May 31, 2015

Distributions paid from:
Ordinary income	$—	$3,045,571
Return of capital	3,337,134	43,952

Total	$3,337,134	$3,089,523

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$68,233,033
Federal tax cost of other investments	(286,226)

Total federal tax cost	$67,946,807

Gross unrealized appreciation	$1,800,653
Gross unrealized depreciation	(9,007,604)

Net unrealized depreciation	$(7,206,951)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

33        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

34        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the

35        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

36        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$43,299,214	$—	$43,299,214
Corporate Bonds and Notes	—	15,761,988	—	15,761,988
Short-Term Notes	—	1,359,710	—	1,359,710
Investment Company	955,161	—	—	955,161

Total Investments, at Value	955,161	60,420,912	—	61,376,073
Other Financial Instruments:
Swaps, at value	—	28,226	—	28,226
Centrally cleared swaps, at value	—	30,374	—	30,374
Forward currency exchange contracts	—	804,569	—	804,569

Total Assets	$955,161	$61,284,081	$—	$62,239,242

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(42,530)	$—	$(42,530)
Centrally cleared swaps, at value	—	(66,874)	—	(66,874)
Options written, at value	—	(147,173)	—	(147,173)
Forward currency exchange contracts	—	(1,214,317)	—	(1,214,317)

Total Liabilities	$—	$(1,470,894)	$—	$(1,470,894)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends

37        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

38        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

4. Investments and Risks (Continued)

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$197,380

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$84,461
Market Value	$18,900
Market Value as % of Net Assets	0.03%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates

39        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk,

40        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $28,372,084 and $36,293,826, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement

41        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $356 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $748 and $12,594 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of May 29, 2015	–	$–
Options written	27,544,550	200,810
Options exercised	(10,224,550)	(80,487)

Options outstanding as of May 31, 2016	17,320,000	$120,323

42        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

43        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $1,487,657 on currency swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $9,223,670 and $17,704,865 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $60,778. ISDA master agreements include credit related contingent features which allow

44        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

45        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$189,663	$(131,595)	$–	$–	$58,068
Barclays Bank plc	108,661	(108,661)	–	–	–
BNP Paribas	4,372	(4,372)	–	–	–
Citibank NA	56,660	(56,660)	–	–	–
Deutsche Bank Securities, Inc.	4,365	–	–	–	4,365
Goldman Sachs Bank USA	99,913	(17,160)	(60,778)	–	21,975
Goldman Sachs Group, Inc. (The)	19,010	(19,010)	–	–	–
JPMorgan Chase Bank NA	289,058	(270,791)	–	–	18,267
Morgan Stanley Capital Services, Inc.	13,937	(13,937)	–	–	–
Toronto Dominion Bank	47,156	(47,156)	–	–	–

	$832,795	$(669,342)	$(60,778)	$–	$102,675

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

46        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(131,595)	$131,595	$–	$–	$–
Barclays Bank plc	(234,621)	108,661	–	–	(125,960)
BNP Paribas	(52,934)	4,372	–	–	(48,562)
Citibank NA	(435,175)	56,660	259,713	–	(118,802)
Goldman Sachs Bank USA	(17,160)	17,160	–	–	–
Goldman Sachs Group, Inc. (The)	(33,099)	19,010	–	–	(14,089)
HSBC Bank USA NA	(5,515)	–	–	–	(5,515)
JPMorgan Chase Bank NA	(270,791)	270,791	–	–	–
Morgan Stanley	(16,111)	–	–	–	(16,111)
Morgan Stanley Capital Services, Inc.	(29,503)	13,937	15,566	–	–
Toronto Dominion Bank	(177,516)	47,156	–	59,000	(71,360)

	$(1,404,020)	$669,342	$275,279	$59,000	$(400,399)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Swaps, at value	$28,226	Swaps, at value	$42,530
Interest rate contracts	Centrally cleared swaps,		Centrally cleared swaps,
	at value	30,374	at value	66,874
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	forward currency exchange		forward currency exchange
exchange contracts	contracts	804,569	contracts	1,214,317
Forward currency exchange contracts			Options written, at value	147,173

Total		$863,169		$1,470,894

The effect of derivative instruments on the Statement of Operations is as follows:

47        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Foreign currency transactions	Swap contracts	Total

Forward currency exchange contracts	$(70,989)	$1,950,803	$150,617	$2,030,431
Interest rate contracts	—	—	(142,786)	(142,786)

Total	$(70,989)	$1,950,803	$7,831	$1,887,645

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments	Option contracts written	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Forward currency exchange contracts	$99,349	$(26,850)	$109,368	$(17,471)	$164,396
Interest rate contracts	—	–	—	64,991	64,991

Total	$99,349	$(26,850)	$109,368	$47,520	$229,387

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2016		Year Ended May 29, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	3,308,183	$24,686,032	635,619	$5,460,176
Dividends and/or distributions reinvested	223,794	1,607,486	159,194	1,360,020
Redeemed	(1,073,133)	(7,767,856)	(1,551,935)	(13,340,353)

Net increase (decrease)	2,458,844	$18,525,662	(757,122)	$(6,520,157)

Class C
Sold	263,656	$1,927,450	285,812	$2,454,409
Dividends and/or distributions reinvested	69,931	502,122	60,386	515,821
Redeemed	(508,478)	(3,674,375)	(662,014)	(5,640,810)

Net decrease	(174,891)	$(1,244,803)	(315,816)	$(2,670,580)

48        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended May 31, 2016		Year Ended May 29, 2015[1]
	Shares	Amount	Shares	Amount

Class I
Sold	3,933	$27,497	288,998	$2,520,216
Dividends and/or distributions reinvested	23,324	167,152	8,586	69,488
Redeemed	(2,652)	(18,526)	(1,186)	(9,892)

Net increase	24,605	$176,123	296,398	$2,579,812

Class R2
Sold	76,535	$568,638	44,204	$379,008
Dividends and/or distributions reinvested	11,621	83,382	9,185	78,368
Redeemed	(48,393)	(346,816)	(88,042)	(754,945)

Net increase (decrease)	39,763	$305,204	(34,653)	$(297,569)

Class Y
Sold	782,719	$5,670,688	329,593	$2,923,872
Dividends and/or distributions reinvested	29,961	215,013	32,248	275,435
Redeemed	(870,051)	(6,231,052)	(965,101)	(8,226,154)

Net decrease	(57,371)	$(345,351)	(603,260)	$(5,026,847)

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$66,340,350	$45,974,898

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $4 billion	0.65
Over $5 billion	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the

49        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

50        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

9. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

May 31, 2016	$14,473	$146	$1,504	$—

Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings will not exceed 1.25% of average annual net assets for Class A shares, 2.00% for Class C shares, 0.85% for Class I, 1.50% for Class R shares and 0.95% for Class Y shares. During the reporting period, the Manager reimbursed the Fund $82,075, $32,120, $5,765, $4,419 and $12,831 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $688 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

51        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

52        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Emerging Markets Local Debt Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Markets Local Debt Fund, including the statement of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Markets Local Debt Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 25, 2016

53        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

54        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

55        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

				Other
	Pay		Net Profit	Capital
Fund Name	Date	Net Income	from Sale	Sources

Oppenheimer Emerging Markets Local Debt Fund	3/31/16	99.5%	0.5%	0.0%

56        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2010) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Year of Birth: 1942	Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of

57        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006- 2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2010) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

58        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

F. William Marshall, Jr., Trustee (since 2010) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (Since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012)

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

59        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Baijal, Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Hemant Baijal, Vice President (since 2015) Year of Birth: 1962	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2011) and Co-Head of the Global Debt Team (since January 2015). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010). Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 102 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 102 portfolios in the OppenheimerFunds complex.

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Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007).An officer of 102 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

63        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1360.001.0516 July 25, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $44,200 in fiscal 2016 and $40,300 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,129 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $471,890 in fiscal 2016 and $1,061,442 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $371,191 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $847,210 in fiscal 2016 and $1,620,998 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/13/2016